UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2009


                              LIBERTY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-138107                20-5024859
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)

Church Barn, 3 Church Lane, Barlby, Selby, England                YO8 5JG
     (Address of principal executive offices)                    (zip code)

                                  (775)981-9022
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 8, 2009, Liberty Energy Corp. sold 400,000 shares of our Common Stock ($0.001 par value) to Ian A. Spowart, President and CEO of the Company, for total consideration of $200,000 or $0.50 per share.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On September 8, 2009, Ian A. Spowart purchased 15,000,000 shares of Common Stock, in a private transaction, from Daniel-Martinez Atkinson, an officer and director of the company, for $7,500 or $0.0005 per share. Pursuant to this transaction Mr. Spowart now holds 15,400,000 shares of the Company's Common Stock or 25.4% of the issued and outstanding shares of Common Stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COOMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 8, 2009, Daniel Martinez-Atkinson resigned as President and Chief Executive Officer of the Company. Additionally, effective September 8, 2009, Ian
A. Spowart was appointed as President, Chief Executive Officer and a Director of the Company.

There are no understandings or arrangements between Mr. Spowart and any other person pursuant to which he was appointed CEO and Director. Mr. Spowart presently does not serve on any Company committee. Mr. Spowart does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Mr. Spowart has never entered into a transaction, nor are there any proposed transactions, between Mr. Spowart and the Company.

IAN SPOWART

EDUCATION
Business Management Studies (Bsc) Hons
Brunel University, West London
Sep 1989 - Jul 1991
Member of the Institute and Management (MInstLM)
Graduate Common Purpose Focus Programme
Graduate Regen School Apprenticeship in Regeneration
Graduate IDeA Leadership Challenge (IDeA)

DIRECTORSHIPS
CHAIR - STADIUM MANAGEMENT COMPANY (KEEPMOAT STADIUM)
Feb 2006- Apr 2007

CHAIR - RACE COMMITTEE (DONCASTER RACECOURSE)
May 2001- Aug 2004

NON EXECUTIVE DIRECTOR - YORKSHIRE TOURIST BOARD
Dec 2002- Jan 2004

EMPLOYMENT
PROJECT MANAGER (LOCAL GOVERNMENT, YORKSHIRE, UK)
*    Clean Coal Power Plant (Hatfield)

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
Local Government project leader of the world's first commercial-scale coal fired power generator with carbon capture as part of the (pound)1.3 billion Hatfield Power Park project.

*    Rossington Coal Mine Project
Local Government project leader to negotiate the support and funding required to maintain this deep mine coal project
Feb 2004 - Aug 2007

CONSULTANT/PROJECT MANAGER FOR A UK NATIONAL GOVERNMENT ECONOMIC DEVELOPMENT PROGRAMME Consultant employed by the UK National Government to drive regional industrial growth.
Oct 2007 - Mar 2008

FREELANCE CONSULTANT
Consulting for Oil and Gas Exploration and Development Companies.
Assisting coordination for global operations, with key roles to drive the day to day management of the activities and maintenance on several oil and gas fields. Mar 2008 - Sep 2009

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIBERTY ENERGY CORP.


Dated: September 14, 2009                By: /s/ Ian A. Spowart
                                             -----------------------------------
                                         Name:  Ian A. Spowart
                                         Title: President


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